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                                                                      EXHIBIT 32



            CERTIFICATE PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                      ACT OF 2002 (18 U.S.C. SECTION 1350)


Each, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, and Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify to the best of their knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended September 30, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.




Dated:   November 4, 2003             GENTEX CORPORATION
        ------------------


                                      By   /s/  Fred T. Bauer
                                           -------------------------------------
                                           Fred T. Bauer
                                           Its Chief Executive Officer


                                      By   /s/  Enoch C. Jen
                                           -------------------------------------
                                           Enoch C. Jen
                                           Its Vice President-Finance/Chief
                                           Financial Officer



















A signed original of this written statement has been provided to Gentex Corporation and will be retained by Gentex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




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